UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund: High Income Portfolio of Managed Account Series

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, High Income Portfolio of Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 -    Report to Stockholders


High Income Portfolio
Of Managed Account Series


Semi-Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained Merrill Lynch Investment Managers (MLIM) to manage their accounts pursuant to an investment management agreement with MLIM and/or a managed account program sponsor.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Portfolio voted proxies relating to securities held in the Portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


High Income Portfolio
Of Managed Account Series
Box 9011
Princeton, NJ
08543-9011


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High Income Portfolio of Managed Account Series



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
B. Daniel Evans, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Portfolio offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:


Total Returns as of October 31, 2005                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                            +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)         + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.87         + 3.54


The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



A Discussion With Your Portfolio Manager


We are pleased to provide you with this first semi-annual shareholder report for High Income Portfolio of Managed Account Series.


What is the Portfolio's investment objective?

High Income Portfolio's primary objective is to provide shareholders with a high level of current income. The Portfolio also seeks capital appreciation when consistent with its primary objective of current income. In keeping with its main objective, the Portfolio seeks out securities that pay interest or dividends. The Portfolio normally invests more than 90% of its assets in fixed income securities and at least 80% of its assets in fixed income securities rated below investment grade or in unrated securities that Portfolio management believes to be of comparable quality.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on July 29, 2005 through October 31, 2005, High Income Portfolio had a total return of -1.70%, compared to the -1.39% return of the benchmark Credit Suisse First Boston (CSFB) High Yield Index.

The Portfolio essentially tracked the returns of the benchmark in August and September, and trailed slightly in October. Overall, positive security selection in consumer products, information technology, manufacturing, U.S. cable and autos offset weakness in food and tobacco, paper and packaging. Our exposure to emerging market issues provided positive attribution.

In 2005, following two years of strong performance, the high yield market faced two significant hurdles. The first was the negative ripple effect that resulted from the downgrades of General Motors Corp.'s and Ford Motor Company's debt, and second was the double devastation wrought by Hurricanes Katrina and Rita. Leading up to the Ford Motor and General Motors downgrades, high-grade portfolios began to transition out of those names, leaving the high yield market to absorb a great deal of supply. At the same time, we saw a significant decline in the fundamentals of auto and auto-related issues. Nevertheless, when the downgrades finally occurred in early May, it was somewhat anticlimactic. The market, having already adjusted to accommodate those issues, recovered quickly to enjoy a strong June and July.

In August, the first full month following the Portfolio's inception, the CSFB High Yield Index returned +.51%. Hurricane Katrina struck at the end of August and Rita followed just a few weeks later in September. In the aftermath, the Index returned -.96% in September and -.94% in October. The initial impact from the hurricanes came in the form of increasing energy prices, which hurt packaging companies the most. The high price of natural gas increases the cost of feedstock that the packaging companies use to make plastic packaging. Because of their limited ability to pass the higher cost of feedstock on to their customers, these companies' margins are expected to be squeezed accordingly.

Nevertheless, the market did benefit from a couple of tailwinds in 2005, including healthy corporate earnings and a fairly vibrant economy. In February, the market recorded the lowest end-of-month spread versus 10-year Treasury issues since the CSFB High Yield Index was initiated in January 1986 at 307 basis points (3.07%). At October 31, the spread was 393 basis points.

New issuance, which had been robust for some time, declined sharply in August. For the month, the market saw 27 new issues totaling $6.6 billion. September brought a dramatic rebound, with new issuance of $11.2 billion, followed by a sharp reduction to $3.2 billion in October. It appears the market is becoming increasingly discerning as to which transactions it will accommodate. We believe this means better value in the new issues that are coming to market.

The default rate by high yield corporate borrowers has remained fairly steady at around 2%. The most recent quarter brought a modest upward blip due to the default of a major issuer. However, we expect the default rate to remain moderate, in the 2% area, for the next several months. Notably, the U.S. bankruptcy laws were changed in early October. We did not see many corporations taking advantage, which would seem to indicate that companies that were going to pursue Chapter 11 in the near term have already done so.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



How have you managed the Portfolio since its inception?

The Portfolio's cash position was relatively high at inception and stood at 14.6% of net assets at period-end. While we are working to reduce our cash position, it does allow us ample liquidity to pursue market opportunities as they present themselves. In the meantime, we have employed credit default swaps to compensate for this and to give the Portfolio additional exposure to underlying credit markets. Notably, the Portfolio has seen approximately $10 million in new asset inflows since its inception.

The Portfolio began the period with a fairly heavy exposure to CCC-rated issues. We have been actively reducing that exposure given the relative outperformance of these lower-tier credits earlier in the year, and have been adding to our weighting in B-rated securities. We also selectively participated in the new-issue calendar in September and October, but are approaching new issues with a discerning eye.


How would you characterize the Portfolio's position at the close of the period?

On balance, we believe the economy will continue its growth into 2006, which would be supportive of the credit worthiness of high yield issues. We expect robust merger-and-acquisition and leveraged buyout activity to increase leverage in selected sectors and result in significant new high yield issuance as equity sponsors finance this activity.

Amid these conditions, we remain focused on the single-B sector and issues with liquidity, seeking to further reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for calendar year 2005. Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are closely correlated to Treasury issues.

Given the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5% - 10% of net assets, depending on our view of the market. We also intend to continue to use emerging market issues in those instances where we identify value.


B. Daniel Evans
Vice President and Portfolio Manager


November 10, 2005



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free 1-800-MER-FUND (1-800-637-3863) to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Recent Performance Results


                                            Since Inception    Standardized
As of October 31, 2005                        Total Return     30-Day Yield

High Income Portfolio*                           -1.70%           9.23%
CSFB High Yield Index**                          -1.39              --
Merrill Lynch High Yield Master Index**          -1.31              --
Ten-Year U.S. Treasury Securities                -1.33              --


 * Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Portfolio commenced operations on 7/29/05.

** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total returns are from 7/31/05 for the CSFB High Yield Index and from 7/29/05 for the Merrill Lynch High Yield Master Index.




Aggregate Total Return


Period Covered                                            Return

Inception (7/29/05)
through 10/31/05                                          -1.70%



Portfolio Information as of October 31, 2005


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BBB/Baa                                            2.0%
BB/Ba                                              9.8
B/B                                               52.8
CCC/Caa                                           16.0
CC/Ca                                              0.2
D                                                  0.3
NR (Not Rated)                                     3.9
Other*                                            15.0

* Includes portfolio holdings in short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Manufacturing                                      7.5%
Chemicals                                          5.9
Automotive                                         5.6
Food & Tobacco                                     5.4
Information Technology                             5.2

  For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfoilo management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses, including advisory fees, and other Portfolio expenses. However, Fund Asset Management, L.P. has contractually agreed to waive all fees and pay or reimburse all expenses of the Portfolio. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       July 29, 2005 to
                                                           July 29,           October 31,          October 31,
                                                             2005                 2005                 2005
Actual

High Income Portfolio                                       $1,000             $  983.00              $0.00


                                                                                                  Expenses Paid
                                                          Beginning              Ending        During the Period**
                                                        Account Value        Account Value        May 1, 2005 to
                                                            May 1,            October 31,          October 31,
                                                             2005                 2005                 2005
Hypothetical (5% annual return before expenses)***

High Income Portfolio                                       $1,000             $1,025.00              $0.00

  * Expenses are equal to the Portfolio's annualized expense ratio of 0%, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the actual days since inception).

 ** Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by 365.

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Portfolio Information (concluded)
                                                                                                                       Percent of
As of October 31, 2005                                                                                                 Net Assets

Ten Largest Corporate Bond Holdings
High Yield CDX Series 5     High Yield CDX Series 5 Single B (CDX B) is a subset of the 100 name CDX high yield index,
Single B*                   which matures in December 2010. CDX B is comprised of 42 names, the majority of which are not related to the auto industry. Because CDX B does not have significant auto exposure, the contract price has been fairly stable through recent market travails surrounding many
                            of the auto manufacturers and suppliers.                                                         3.4%

Calpine Corp.*              Following the recent loss of its legal case against BNY and the subsequent dismissal of the
                            CEO and CFO, the likelihood of a restructuring or a bankruptcy filing have increased significantly. We believe that Calpine's Board of Directors will probably wait to announce a
                            permanent replacement CEO before embarking upon any restructuring steps                          2.8

Alpharma, Inc.*             Alpharma, a specialty pharmaceuticals manufacturer has been negatively impacted by weakness in its generic pharmaceutical business and issues related to two of its manufacturing facilities. Despite these challenges, the company has been able to generate solid free cash flow and reduce bank debt. The company has made steady progress lowering its cost structure and improving its product pipeline. The company has also announced the resignation of the CEO
                            and is looking for a strong replacement.                                                         2.1

Commonwealth Brands, Inc.*  Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA Gold,
                            Montclair, Malibu, Rivera and Sonoma brands. Its products are sold at a 25% - 30% discount to the premium brands such as Marlboro of Philip Morris and Camels of Reynolds American.
                            Commonwealth Brands sells into various channels including supermarket chains, c-stores, gas stations and others. It is also a subsequent participant to the Master Settlement Agreement
                            with 46 States signed in 1998.                                                                   1.9

American Tire Corp.         Overall, financial results were slightly below expectations for the third quarter. Revenues were up 18% year-over-year at $389 million, but the gains were all due to 2 recent acquisitions. EBITDA was flat year-over-year at $18 million, however margins declined 20 basis points sequentially to 4.6%. Working capital consumed cash as inventories rose sequentially. OpCo and HoldCo leverage of 7.4 times and 8.0 times, respectively, was higher sequentially. Liquidity is decent at $86 million but consists almost entirely of
                            revolver availability.                                                                           1.7

PolyOne Corp.*              PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved
                            credit profile.                                                                                  1.5

Granite Broadcasting Corp.  Granite owns and operates TV stations in markets reaching 6% of the nation's television households. Three stations are NBC affiliates, two are ABC, and one is CBS. Granite recently announced the sale of their two major market WB stations (San Francisco and Detroit) that
                            had negative cash flow to focus on creating duopolies in their existing markets.                 1.5

Omnova Solutions.           High petroleum based raw material costs have pressured earnings over the past year, however,
                            Omnova was successful at increasing prices sufficiently to more than offset higher costs.
                            This trend is expected to continue in the near term. Omnova is a leading U.S. producer of
                            SB Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also
                            produces decorative products for the office, hotel and institutional refurbishment markets.      1.4

Charter Communications      Charter Communications is the fourth largest cable television operator in the United States
Holdings LLC.*              and is controlled by Paul Allen. Charter is also one of the more levered cable operators as a result of large acquisitions and softer performance. Most recently, Charter has been able to issue convertible debt and complete a significant debt exchange. Both of these transactions
                            have improved liquidity, extended maturities and eliminated debt.                                1.4

Time Warner Telecom*.       Time Warner Telecom is a competitive telecommunications provider to business and municipal customers, with a smaller amount of wholesale revenues to national telecommunication firms.
                            The company provides managed network services that range from simple telephony to fully
                            integrated voice, video and data transmissions.                                                  1.4


* Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Aerospace & Defense--0.2%

   USD  100,000   Standard Aero Holdings, Inc., 8.25%
                     due 9/01/2014                                 $     95,000

Airlines--0.8%

        525,000   American Airlines, Inc. Class C, 7.80%
                     due 4/01/2008                                      500,427

Automotive--5.6%

        250,000   Advanced Accessory Holdings Corp., 27.53%
                     due 12/15/2011 (c)                                 100,000
                  American Tire Distributors, Inc. (e):
      1,025,000         10.304% due 4/01/2012 (a)                       963,500
        400,000         10.75% due 4/01/2013                            362,000
        300,000   Asbury Automotive Group, Inc., 8%
                     due 3/15/2014                                      276,000
        575,000   Cooper-Standard Automotive, Inc., 8.375%
                     due 12/15/2014                                     431,250
        400,000   Exide Technologies, 10.50% due 3/15/2013 (e)          310,000
      1,050,000   Metaldyne Corp., 11% due 6/15/2012                    761,250
        200,000   Tenneco Automotive, Inc., 8.625%
                     due 11/15/2014                                     191,000
                                                                   ------------
                                                                      3,395,000

Broadcasting--3.8%

        250,000   Emmis Communications Corp., 9.745%
                     due 6/15/2012 (a)                                  250,625
        925,000   Granite Broadcasting Corp., 9.75%
                     due 12/01/2010                                     864,875
        250,000   LIN Television Corp., 6.50% due 5/15/2013 (e)         236,875
        775,000   Paxson Communications Corp., 11.979%
                     due 1/15/2009 (c)                                  757,563
        175,000   Young Broadcasting, Inc., 8.75%
                     due 1/15/2014                                      154,875
                                                                   ------------
                                                                      2,264,813

Cable--International--0.3%

                  New Skies Satellites NV:
        100,000         9.573% due 11/01/2011 (a)                       102,500
        100,000         9.125% due 11/01/2012                           101,500
                                                                   ------------
                                                                        204,000

Cable--U.S.--2.7%

                  Charter Communications Holdings LLC:
        450,000         10% due 4/01/2009                               373,500
        175,000         9.625% due 11/15/2009                           144,375
        325,000   Charter Communications, Inc., 5.875%
                     due 11/16/2009 (b)(e)                              237,250
        325,000   PanAmSat Corp., 9% due 8/15/2014                      342,063
        325,000   Rainbow National Services LLC, 10.375%
                     due 9/01/2014 (e)                                  357,500
        225,000   Zeus Special Subsidiary Ltd., 8.774%
                     due 2/01/2015 (c)(e)                               147,938
                                                                   ------------
                                                                      1,602,626

Chemicals--5.9%

        450,000   Huntsman International, LLC, 9.875%
                     due 3/01/2009                                      472,500
        425,000   MacDermid, Inc., 9.125% due 7/15/2011                 451,031
        250,000   Nova Chemical Corp., 7.561%
                     due 11/15/2013 (a)(e)                              252,500
        750,000   Omnova Solutions, Inc., 11.25% due 6/01/2010          791,250
                  PolyOne Corp.:
        475,000         10.625% due 5/15/2010                           465,500
        400,000         8.875% due 5/01/2012                            355,000



           Face
         Amount   Corporate Bonds                                         Value

Chemicals (concluded)

   EUR  500,000   Rockwood Specialties Group, Inc., 7.625%
                     due 11/15/2014                                $    604,863
   USD  125,000   Terra Capital, Inc., 11.50% due 6/01/2010             143,125
                                                                   ------------
                                                                      3,535,769

Consumer--Durables--0.5%

        550,000   Simmons Co., 13.261% due 12/15/2014 (c)(e)            269,500

Consumer--Non-Durables--1.9%

        300,000   Ames True Temper, Inc., 10% due 7/15/2012             225,000
        600,000   Levi Strauss & Co., 8.804% due 4/01/2012 (a)          595,500
        350,000   Remington Arms Co., Inc., 10.50%
                     due 2/01/2011                                      302,750
                                                                   ------------
                                                                      1,123,250

Diversified Media--2.3%

        125,000   CanWest Media, Inc., 8% due 9/15/2012                 130,938
        175,000   Dex Media, Inc., 8% due 11/15/2013                    178,062
        175,000   Dex Media West LLC, 9.875% due 8/15/2013              192,937
        700,000   Liberty Media Corp., 0.75% due 3/30/2023 (b)          767,375
        125,000   Universal City Florida Holding Co. I, 9%
                     due 5/01/2010 (a)                                  127,969
                                                                   ------------
                                                                      1,397,281

Energy--Other--3.4%

        500,000   Aventine Renewable Energy Holdings, Inc.,
                     9.87% due 12/15/2011 (a)(e)                        520,000
        500,000   Petrobras International Finance Co., 8.375%
                     due 12/10/2018                                     550,000
        500,000   Star Gas Partners LP, 10.25% due 2/15/2013            412,500
        600,000   Suburban Propane Partners, LP, 6.875%
                     due 12/15/2013                                     552,000
                                                                   ------------
                                                                      2,034,500

Financial--1.5%

        600,000   Fairfax Financial Holdings Ltd., 7.75%
                     due 4/26/2012                                      552,028
        375,000   Triad Acquisition Corp., 11.125%
                     due 5/01/2013 (e)                                  376,875
                                                                   ------------
                                                                        928,903

Food & Drug--1.0%

        850,000   Duane Reade, Inc., 9.75% due 8/01/2011                624,750

Food & Tobacco--5.4%

        275,000   American Seafoods Group LLC, 10.125%
                     due 4/15/2010                                      291,500
        125,000   AmeriQual Group LLC, 9% due 4/01/2012 (e)             128,750
                  Commonwealth Brands, Inc. (e):
        450,000         9.75% due 4/15/2008                             472,500
        575,000         10.625% due 9/01/2008                           603,750
        100,000   Del Monte Corp., 6.75% due 2/15/2015 (e)               97,125
                  Dole Food Co., Inc.:
        275,000         7.25% due 6/15/2010                             270,875
        125,000         8.875% due 3/15/2011                            129,375
        425,000   Landry's Restaurants, Inc. Series B, 7.50%
                     due 12/15/2014                                     391,000
        300,000   Merisant Co., 9.50% due 7/15/2013                     207,000
        750,000   Merisant Worldwide, Inc., 23.457%
                     due 5/15/2014 (c)                                  127,500
        575,000   Mrs. Fields Famous Brands, LLC, 11.50%
                     due 3/15/2011                                      523,250
                                                                   ------------
                                                                      3,242,625



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Gaming--1.3%

   USD  100,000   CCM Merger, Inc., 8% due 8/01/2013 (e)           $     99,000
        675,000   Majestic Star Casino LLC, 9.50%
                     due 10/15/2010                                     660,656
                                                                   ------------
                                                                        759,656

Health Care--4.0%

                  Alpharma, Inc.:
        475,000         3% due 6/01/2006 (b)                            629,969
        600,000         8.625% due 5/01/2011                            642,000
        225,000   Select Medical Corp., 7.625% due 2/01/2015            208,688
        300,000   Team Health, Inc., 9% due 4/01/2012                   337,500
        400,000   US Oncology, Inc., 10.75% due 8/15/2014               441,000
        150,000   Ventas Realty, LP, 9% due 5/01/2012                   168,750
                                                                   ------------
                                                                      2,427,907

Housing--2.6%

        750,000   Ashton Woods USA LLC, 9.50%
                     due 10/01/2015 (e)                                 701,250
                  Building Materials Corp. of America:
        100,000         8% due 12/01/2008                               100,750
        200,000         7.75% due 8/01/2014                             191,000
        250,000   Goodman Global Holding Co., Inc., 7.875%
                     due 12/15/2012 (e)                                 235,000
        250,000   Nortek, Inc., 8.50% due 9/01/2014                     238,750
        100,000   Texas Industries, Inc., 7.25% due 7/15/2013 (e)       104,000
                                                                   ------------
                                                                      1,570,750

Information Technology--5.2%

        250,000   Activant Solutions, Inc., 10.054%
                  due 4/01/2010 (a)(e)                                  255,625
        700,000   Advanced Micro Devices, Inc., 7.75%
                     due 11/01/2012                                     700,000
                  Amkor Technology, Inc.:
        350,000         10.50% due 5/01/2009                            299,250
        450,000         7.125% due 3/15/2011                            389,250
        450,000   Cypress Semiconductor Corp., 1.25%
                     due 6/15/2008 (b)                                  497,813
        325,000   Quantum Corp., 4.375% due 8/01/2010 (b)               313,625
                  Sungard Data Systems, Inc. (e):
        200,000         8.525% due 8/15/2013 (a)                        205,000
        300,000         9.125% due 8/15/2013                            304,500
        175,000   Telcordia Technologies Inc.,10%
                     due 3/15/2013 (e)                                  154,000
                                                                   ------------
                                                                      3,119,063

Leisure--0.2%

        100,000   Intrawest Corp., 7.50% due 10/15/2013                 101,750

Manufacturing--7.5%

        450,000   Altra Industrial Motion, Inc., 9%
                     due 12/01/2011 (e)                                 436,500
        450,000   Case New Holland, Inc., 6% due 6/01/2009              429,750
        500,000   Caue Finance Ltd., 8.875% due 8/01/2015 (e)           516,250
        250,000   Chart Industries, Inc., 9.125% due 10/15/2015 (e)     247,500
        250,000   Columbus McKinnon Corp., 10% due 8/01/2010            275,000
        625,000   FastenTech, Inc., 11.50% due 5/01/2011                646,875
        500,000   Invensys Plc, 9.875% due 3/15/2011 (e)                480,000
        275,000   Mueller Group, Inc., 10% due 5/01/2012                288,750
        475,000   Propex Fabrics, Inc., 10% due 12/01/2012              412,656
        150,000   Sensus Metering Systems, Inc., 8.625%
                     due 12/15/2013                                     136,500
        650,000   Superior Essex Communications LLC, 9%
                     due 4/15/2012                                      640,250
                                                                   ------------
                                                                      4,510,031



           Face
         Amount   Corporate Bonds                                         Value

Metal--Other--2.0%

   USD  500,000   Asia Aluminum Holdings Ltd, 8%
                     due 12/23/2011 (e)                            $    488,750
        275,000   Novelis, Inc., 7.25% due 2/15/2015 (e)                250,937
        500,000   Southern Peru Copper Corp., 6.375%
                     due 7/27/2015 (e)                                  488,486
                                                                   ------------
                                                                      1,228,173

Packaging--4.7%

                  Anchor Glass Container Corp. (i):
        209,000         10.886% due 9/30/2006                           213,180
        275,000         11% due 2/15/2013 (h)                           174,625
                  Crown European Holdings SA:
        275,000         9.50% due 3/01/2011                             302,500
        325,000         10.875% due 3/01/2013                           382,687
                  Pliant Corp.:
        450,000         11.125% due 9/01/2009                           366,750
        425,000         13% due 6/01/2010                                61,625
        625,000   Portola Packaging, Inc., 8.25% due 2/01/2012          406,250
        325,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                144,625
                  US Can Corp.:
        100,000         10.875% due 7/15/2010                           103,000
        600,000         12.375% due 10/01/2010                          558,000
        150,000   Wise Metals Group LLC,10.25%
                     due 5/15/2012                                      108,750
                                                                   ------------
                                                                      2,821,992

Paper--4.2%

                  Ainsworth Lumber Co. Ltd.:
        250,000         7.77% due 10/01/2010 (a)                        248,750
        200,000         7.25% due 10/01/2012                            180,500
        500,000   Domtar, Inc., 7.125% due 8/15/2015                    422,500
        200,000   Georgia-Pacific Corp., 9.375% due 2/01/2013           220,500
        100,000   Graphic Packaging International Corp., 9.50%
                     due 8/15/2013                                       89,750
        550,000   JSG Funding Plc, 9.625% due 10/01/2012 (g)            528,000
                  NewPage Corp.:
        225,000         10.50% due 5/01/2012 (a)                        207,000
        275,000         12% due 5/01/2013                               231,000
        425,000   Western Forest Products, Inc., 15%
                     due 7/28/2009 (e)(g)                               371,664
                                                                   ------------
                                                                      2,499,664

Retail--2.7%

        375,000   General Nutrition Centers, Inc., 8.625%
                     due 1/15/2011                                      355,312
        200,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014           185,500
                  Neiman-Marcus Group, Inc. (e):
        300,000         9% due 10/15/2015                               294,750
        300,000         10.375% due 10/15/2015                          289,500
        450,000   Southern States Cooperative, Inc., 10.50%
                     due 11/01/2010 (e)                                 473,625
                                                                   ------------
                                                                      1,598,687

Service--4.4%

        250,000   Ahern Rentals, Inc., 9.25% due 8/15/2013 (e)          253,750
                  Allied Waste North America, Inc. Series B:
        450,000         5.75% due 2/15/2011                             419,625
        350,000         7.375% due 4/15/2014                            328,125
        150,000   Ashtead Holdings Plc, 8.625% due 8/01/2015 (e)        154,875
        275,000   Buhrmann US, Inc., 8.25% due 7/01/2014                275,687
        250,000   Dycom Industries, Inc., 8.125%
                     due 10/15/2015 (e)                                 250,625
        150,000   Knowledge Learning Corp., Inc., 7.75%
                     due 2/01/2015 (e)                                  139,500



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Service (concluded)

   USD  250,000   Mac-Gray Corp., 7.625% due 8/15/2015 (e)         $    252,500
        250,000   NationsRent Cos., Inc., 9.50% due 5/01/2015           259,375
        350,000   United Rentals North America, Inc., 7.75%
                     due 11/15/2013                                     332,500
                                                                   ------------
                                                                      2,666,562

Telecommunications--2.7%

                  ADC Telecommunications, Inc. (b):
        250,000         1% due 6/15/2008                                225,313
        225,000         3.996% due 6/15/2013 (a)                        210,656
        175,000   LCI International, Inc., 7.25% due 6/15/2007          172,812
        300,000   Terremark Worldwide, Inc., 9%
                     due 6/15/2009 (b)(e)                               219,000
        350,000   Time Warner Telecom Holdings, Inc., 9.25%
                     due 2/15/2014                                      350,000
        425,000   Time Warner Telecom, Inc., 10.125%
                     due 2/01/2011                                      431,375
                                                                   ------------
                                                                      1,609,156

Transportation--0.2%

        125,000   General Maritime Corp., 10% due 3/15/2013             137,500

Utility--4.5%

                  Calpine Corp.(e):
      1,425,000         9.875% due 12/01/2011                         1,018,875
        450,000         8.75% due 7/15/2013                             311,625
        225,000   Calpine Generating Co. LLC, 13.216%
                     due 4/01/2011 (a)                                  209,812
        132,000   Centerpoint Energy, Inc. Series B, 3.75%
                     due 5/15/2023 (b)                                  160,545
        250,000   Reliant Energy, Inc., 6.75% due 12/15/2014            232,500
        600,000   Southern Star Central Corp., 8.50%
                     due 8/01/2010                                      637,500
        149,496   Tenaska Alabama Partners LP, 7%
                     due 6/30/2021 (e)                                  151,884
                                                                   ------------
                                                                      2,722,741

Wireless Communications--0.3%

        175,000   SBA Communications Corp., 8.50%
                     due 12/01/2012                                     190,750

                  Total Corporate Bonds
                  (Cost--$51,427,375)--81.8%                         49,182,826



           Face
         Amount   Floating Rate Loan Interests (f)                        Value

Health Care--0.4%

   USD  250,000   HealthSouth Corp. Term Loan A, 10.375%
                     due 1/16/2011                                 $    245,000

                  Total Floating Rate Loan Interests
                  (Cost--$260,625)--0.4%                                245,000



                  Foreign Government Obligations

        300,000   Brazilian Government International Bond,
                     8.75% due 2/04/2025                                306,750

                  Total Foreign Government Obligations
                  (Cost--$303,748)--0.5%                                306,750



                  Trust Preferred

Health Care--0.2%

        125,000   Fresenius Medical Care Capital Trust II, 7.875%
                     due 2/01/2008                                      129,375

                  Total Trust Preferred
                  (Cost--$130,648)--0.2%                                129,375



     Beneficial
       Interest   Short-Term Securities

  USD 8,804,193   Merrill Lynch Liquidity Series, LLC
                     Cash Sweep Series I (d)                          8,804,193

                  Total Short-Term Securities
                  (Cost--$8,804,193)--14.6%                           8,804,193

Total Investments
(Cost--$60,926,589*)--97.5%                                          58,668,144
Other Assets Less Liabilities--2.5%                                   1,475,203
                                                                   ------------
Net Assets--100.0%                                                 $ 60,143,347
                                                                   ============

  * The cost and unrealized appreciation (depreciation) of investments, as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     60,926,589
                                                   ================
    Gross unrealized appreciation                  $        263,681
    Gross unrealized depreciation                       (2,522,126)
                                                   ----------------
    Net unrealized depreciation                    $    (2,258,445)
                                                   ================

(a)  Floating rate note.

(b) Convertible security.

(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $  8,804,193      $   69,149


(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Floating rate loan interests in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.

(g) Represents a pay-in-kind security which may pay interest in additional face/shares.

(h) Non-income producing security.

(i) Issuer filed for bankruptcy.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)



For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Swaps outstanding as of October 31, 2005 were as follows:

                                              Notional         Unrealized
                                               Amount        Appreciation

Sold Credit default protection on
Dow Jones CDX North America
High Yield B Index Series 5
and receive 3.40%

Broker, JPMorgan Chase Bank
Expires December 2010                        $2,000,000         $  22,292

Bought credit default protection
on Chemtura Corp. and pay 1.26%

Broker, Credit Suisse First Boston
Expires December 2010                        $  200,000             3,835

Bought credit default protection
on Chemtura Corp. and pay 1.42%

Broker, Morgan Stanley
Capital Services, Inc.
Expires December 2010                        $  200,000             2,437
                                                                ---------
Total                                                           $  28,564
                                                                =========


Currency Abbreviations

    EUR   Euro
    USD   U.S. Dollar

See Notes to Financial Statements.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Statement of Assets and Liabilities

As of October 31, 2005
Assets

               Investments in unaffiliated securities, at value (identified cost--$52,122,396)                    $    49,863,951
               Investments in affiliated securities, at value (identified cost--$8,804,193)                             8,804,193
               Unrealized appreciation on swaps                                                                            28,564
               Receivables:
                  Interest                                                                     $     1,241,258
                  Beneficial interest sold                                                             970,159
                  Securities sold                                                                      129,840
                  Swaps                                                                                  4,156          2,345,413
                                                                                               ---------------
               Other assets                                                                                                 4,062
                                                                                                                  ---------------
               Total assets                                                                                            61,046,183
                                                                                                                  ---------------

Liabilities

               Swap premiums received                                                                                      32,191
               Payables:
                  Securities purchased                                                                 624,397
                  Custodian bank                                                                       129,841
                  Dividends to shareholders                                                             91,285
                  Other affiliates                                                                       1,108
                  Beneficial interest redeemed                                                           1,006            847,637
                                                                                               ---------------
               Accrued expenses                                                                                            23,008
                                                                                                                  ---------------
               Total liabilities                                                                                          902,836
                                                                                                                  ---------------

Net Assets

               Net assets                                                                                         $    60,143,347
                                                                                                                  ===============

Net Assets Consist of

               Shares of beneficial interest, par value, $.01 per share, unlimited number of
               shares authorized                                                                                  $        62,554
               Paid-in capital in excess of par                                                                        62,358,033
               Accumulated distributions in excess of investment income--net                   $      (19,614)
               Accumulated realized capital losses--net                                               (32,460)
               Unrealized depreciation--net                                                        (2,225,166)
                                                                                               ---------------
               Total accumulated losses--net                                                                          (2,277,240)
                                                                                                                  ---------------
               Net Assets--Equivalent to $9.61 per share based on 6,255,356 shares of
               beneficial interest outstanding                                                                    $    60,143,347
                                                                                                                  ===============

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Statement of Operations

For the Period July 29, 2005++ to October 31, 2005
Investment Income

               Interest (including $69,149 from affiliates)                                                       $     1,256,400
               Other income                                                                                                10,534
                                                                                                                  ---------------
               Total income                                                                                             1,266,934
                                                                                                                  ---------------

Expenses

               Investment advisory fees                                                        $        60,759
               Offering cost                                                                            16,892
               Accounting services                                                                      10,578
               Professional fees                                                                         3,802
               Trustees' fees and expenses                                                               3,507
               Transfer agent fees                                                                       2,712
               Pricing fees                                                                              2,644
               Registration fees                                                                         2,483
               Custodian fees                                                                            1,973
               Printing and shareholder reports                                                          1,507
               Other                                                                                     2,677
                                                                                               ---------------
               Total expenses before waiver and reimbursement                                          109,534
               Waiver and reimbursement of expenses                                                  (109,534)
                                                                                               ---------------
               Total expenses after waiver and reimbursement                                                                    0
                                                                                                                  ---------------
               Investment income--net                                                                                   1,266,934
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

               Realized loss on:
                  Investments--net                                                                    (17,489)
                  Swaps--net                                                                          (14,971)           (32,460)
                                                                                               ---------------    ---------------
               Unrealized appreciation/depreciation on:
                  Investments--net                                                                 (2,258,445)
                  Swaps--net                                                                            28,564
                  Foreign currency transactions--net                                                     4,715        (2,225,166)
                                                                                               ---------------    ---------------
               Total realized and unrealized loss--net                                                                (2,257,626)
                                                                                                                  ---------------
               Net Decrease in Net Assets Resulting from Operations                                               $     (990,692)
                                                                                                                  ===============

                  ++ Commencement of operations.

                     See Notes to Financial Statements.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Statement of Changes in Net Assets
                                                                                                                   For the Period
                                                                                                                  July 29, 2005++
                                                                                                                   to October 31,
Increase (Decrease) in Net Assets:                                                                                      2005
Operations

               Investment income--net                                                                              $    1,266,934
               Realized loss--net                                                                                        (32,460)
               Unrealized depreciation--net                                                                           (2,225,166)
                                                                                                                  ---------------
               Net decrease in net assets resulting from operations                                                     (990,692)
                                                                                                                  ---------------

Dividends to Shareholders

               Investment income--net                                                                                 (1,286,548)
                                                                                                                  ---------------

Beneficial Interest Transactions

               Net increase in net assets derived from beneficial interest transactions                                62,395,587
                                                                                                                  ---------------

Net Assets

               Total increase in net assets                                                                            60,118,347
               Beginning of period                                                                                         25,000
                                                                                                                  ---------------
               End of period*                                                                                     $    60,143,347
                                                                                                                  ===============
                  * Accumulated distributions in excess of investment income--net                                 $      (19,614)
                                                                                                                  ===============

                 ++ Commencement of operations.

                    See Notes to Financial Statements.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Financial Highlights
                                                                                                                   For the Period
                                                                                                                  July 29, 2005++
The following per share data and ratios have been derived                                                          to October 31,
from information provided in the financial statements.                                                                  2005
Per Share Operating Performance

               Net asset value, beginning of period                                                               $         10.00
                                                                                                                  ---------------
               Investment income--net**                                                                                       .22
               Realized and unrealized loss--net                                                                            (.39)
                                                                                                                  ---------------
               Total from investment operations                                                                             (.17)
                                                                                                                  ---------------
               Less dividends from investment income--net                                                                   (.22)
                                                                                                                  ---------------
               Net asset value, end of period                                                                     $          9.61
                                                                                                                  ===============


Total Investment Return

               Based on net asset value per share                                                                      (1.70%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

               Expenses, net of waiver and reimbursement                                                                    .00%*
                                                                                                                  ===============
               Expenses                                                                                                     .74%*
                                                                                                                  ===============
               Investment income--net                                                                                      8.55%*
                                                                                                                  ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                           $        60,143
                                                                                                                  ===============
               Portfolio turnover                                                                                           7.68%
                                                                                                                  ===============

                * Annualized.

               ** Based on average shares outstanding.

               ++ Commencement of operations.

              +++ Aggregate total investment return.

                  See Notes to Financial Statements.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is a series of Managed Account Series (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Notes to Financial Statements (continued)


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized in the financial statements. Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005



Notes to Financial Statements (concluded)


(g) Custodian bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .41% of the average net assets of the Portfolio. FAM has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. For the period July 29, 2005 to October 31, 2005, FAM earned fees of $60,759, all of which was waived. FAM also reimbursed the Portfolio $48,775 in additional operating expenses.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the period ended July 29, 2005 to October 31, 2005 the Portfolio reimbursed FAM $275 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the period ended July 29, 2005 to October 31, 2005 were $55,730,141 and $3,701,224, respectively.


4. Beneficial Interest Transactions:
Transactions in beneficial interest were as follows:


For the Period July 29, 2005++                                   Dollar
to October 31, 2005                           Shares             Amount

Shares sold                                6,445,341    $    64,305,052
Shares issued to shareholders in
   reinvestment of dividends                   1,783             17,328
                                     ---------------    ---------------
Total issued                               6,447,124         64,322,380
Shares redeemed                            (194,268)        (1,926,793)
                                     ---------------    ---------------
Net increase                               6,252,856    $    62,395,587
                                     ===============    ===============

++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
Effective November 23, 2005, the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement.


HIGH INCOME PORTFOLIO                                          OCTOBER 31, 2005


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable


12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Managed Account Series


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Managed Account Series


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Managed Account Series


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Managed Account Series


Date: December 16, 2005